GREENSPRING FUND,
                                INCORPORATED

                                   <LOGO>


                            THIRD QUARTER REPORT

                             SEPTEMBER 30, 1998





                 This report is authorized for distribution
                  only to shareholders who have received a
                   copy of the official Prospectus of the
                      Greenspring Fund, Incorporated.

                                          October 1998



Dear Shareholders:

Finding the appropriate words to describe my feelings about what has happened to the Greenspring Fund during the third quarter of 1998 is very difficult.
Various emotional crosscurrents ebb and flow every day as I examine the performance of the portfolio and the overall markets. These emotions run from an incredulous disbelief of the Greenspring Fund's inability to perform better during a period of significant market weakness, to shock and dismay that so many securities in the portfolio, despite strong operating fundamentals, have declined in price from valuations that were quite cheap several months ago to levels that are now ridiculously low. Then, when I take a minute and step back from the intense, gut-wrenching turbulence of the recent market, I am filled with strong optimism that the current market turmoil is presenting an opportunity that should benefit long term investors who are willing to ride out this storm.

Since the Greenspring Fund?s inception in July of 1983, our investment philosophy has performed best relative to our competition during periods of market weakness. During the market downturn from mid-1983 to 1984, the Crash in 1987, and the setbacks in 1990 and 1994, the Greenspring Fund experienced weakness, but markedly less than the vast majority of other mutual funds with a similar investment style. So, for the Fund to experience a decline from its peak in April to current levels that is similar, and in some cases greater, in magnitude to that of other mutual funds that specialize in small-cap and special situations securities is incredibly distressing. Our pain is not only emotional in that we know the Fund?s performance has not met the expectations of our shareholders, but also financial, in that the assets of all the Greenspring Fund's officers, directors, and employees have declined along with those of our shareholders due to our significant personal holdings in the Greenspring Fund. We are working diligently to position the portfolio in the best way to recover from this recent downturn. Moreover, we are as determined and focused as ever to provide the kind of investment management that our shareholders have come to expect and deserve from us.

The recent global market turmoil has roiled markets far removed from the initial trouble spots. The increased globalization of the world economy, an idea that has received a great deal of attention during recent years, has proven to have far-reaching effects not only in ways that benefit world economies during good times, but also in increased stress to all markets during difficult times. Historically, the Greenspring Fund has not ventured significantly and/or directly into the international markets, preferring to stay with the domestic markets, the dynamics of which we better understand. As the problems in the emerging markets began to unfold during 1997, we combed the securities in the portfolio to ensure that our exposure to those markets was minimal. In fact, from an operational perspective, the weakness in the troubled regions of the world has directly affected the companies in our portfolio only slightly. However, we failed to anticipate that the repercussions from the global turbulence would have such a significant effect on the supply and demand factors in the markets for so many of our securities.

In a general sense, the principal reason for the weakness in many of the securities in the Greenspring Fund, as well as the market overall, is the need for liquidity by many institutional investors, such as hedge funds and other sophisticated investors. These investors made significant and complicated investments in the emerging markets that, for the most part, declined precipitously as the Far East and Russian markets imploded over the past year. As a result, these investors' sophisticated "bets" went bad, and they were met with margin calls and/or redemptions. Unable to sell many of their foreign securities due to decimated prices and the absence of buyers, these investors had no choice but to sell other securities in their portfolios, regardless of the underlying fundamentals of the securities. This "forced" selling put downward pressure on a wide variety of U.S.-based securities, including stocks, high yield bonds, mortgage-backed securities, and convertible bonds. The common feature of these holdings was that they provided needed liquidity for investors
who were "forced" to sell.   The fundamental value of the securities often
played absolutely no role in the sell decision. These investors were simply selling "whatever they could at whatever the price" in order to raise the cash needed to meet untimely margin calls and redemptions. This "forced" selling has continued, and in some cases has become more severe, since the end of the third quarter. As this letter is being written in early October, most major indices have declined sharply from the end of the third quarter. An example of the severity of this decline is the approximate 17% drop in the NASDAQ Composite Index over five trading days early in October. Declines from 1998 peaks now range from 17% for the Dow Jones Industrial Average to more than 36% for the Russell 2000. Unfortunately, the Greenspring Fund has not avoided these downward pressures.

During this anxiety-filled period, the financial markets have also experienced a "flight to quality." In the bond market, investors throughout the world have flocked to U.S. Treasury securities as a "safe haven." In addition, many foreign investors who temporarily fled their stock markets have opted instead to purchase U.S. blue-chip stocks. This interest in U.S. blue-chip stocks was also supported by U.S. investors who shunned small cap stocks for most of 1998, opting instead for the liquidity and perceived "safety" of these blue-chip securities, regardless of their relative valuations. This flight to quality caused additional problems for many hedge funds and other highly sophisticated institutional investors. Many of these firms utilize an investment strategy that attempts to lock in a spread between two similar types of securities. For example, such an investor might buy a bond of a foreign country that is yielding more than a U.S. Treasury bond. At the same time the investor may sell short a U.S. Treasury security, attempting to lock in the yield differential. The expected success of such a strategy may be supported by sophisticated mathematical computer models used for predicting the expected price movements of the securities in question based upon historical price movements of the securities in different market conditions. The incremental yield that such investors are attempting to lock up is often quite small, so these investors typically attempt to bolster their returns by significantly leveraging their portfolios. When the markets act differently than anticipated, as in recent months when U.S. Treasury securities have far exceeded the performance of other fixed income assets, these leveraged bets can result in sharp losses. This scenario has plagued many hedge funds and caused the near collapse of the star-studded hedge fund, Long Term Capital Management. Unfortunately, these kinds of problems have resulted in additional short-term selling of all types of question.

So where do we go from here? The most successful investors have always maintained that an occasional market drubbing like the one in recent months is a positive occurrence in the long run. Not only does this severe sell-off eliminate some froth from the market, but it also presents a terrific opportunity to upgrade one's portfolio. As long term investors, this is where we see opportunities for the Greenspring Fund. We believe many excellent values across all market capitalizations are or soon will be available in the market. Stocks and bonds that have previously been overpriced and/or slightly undervalued may now be sharply undervalued. As discussed earlier, much of the selling done during recent months has been for reasons having nothing to do with the underlying fundamentals of the companies in question, but more with fear, uncertainty, and a need for liquidity. Consequently, many stocks are trading 50-60% below their 52-week highs, yet have produced strong earnings and still have a promising profit outlook. Similarly, in the fixed income market, opportunities abound. The prices of many bonds have declined significantly for reasons relating more directly to the supply and demand characteristics of the markets than the perceived ability of the company in question to pay its interest and principal payments according to schedule. We believe our bottom-up, research intensive style will be able to take advantage of this tough market environment. Many opportunities exist to uncover undervalued and misperceived equity and fixed income securities to complement our core holdings in the portfolio. Many of these core holdings, we believe, have been oversold due to the irrationality of "forced" sellers, whose sell decisions have not been based on actual company fundamentals.

Consequently, we will continue to manage the Greenspring Fund for the long run. In the short run, it is very frustrating that the current trading value of many of our securities greatly understates our estimates of their true values. As opportunities are discovered, we will purchase new undervalued stocks and bonds. We will also continue to trim or sell existing holdings, if we become less confident in their near-term prospects or believe that we should swap out of a current holding into another security with greater promise and/or less near-term risk. We may also hold the cash from such sales until some of the volatility subsides. Currently, the Fund contains some incredible values, a fact supported, in many cases, by the high levels of buying by informed insiders and significant company buy-back plans that are in place. In our business, the securities in the portfolio are marked to market every day; however, on any given day the market value of a security does not necessarily reflect a company's true long term value. The recent weakness in the Greenspring Fund has been painful to endure in the short run, but in the long run the Fund may be the better for it. Many companies in which we are invested are taking advantage of the current situation either by purchasing significant amounts of their stock at current levels or by pursuing acquisitions of other companies that may now be available at considerably lower prices than several months ago. Although these companies are not pleased with what has happened to their stock prices, they believe that by seizing the opportunity created by the current turmoil they will become even stronger companies when the dust settles. We feel the same way about the Greenspring Fund. Although the pain in the short run has been intense, we strongly believe that it is temporary and that, after weathering the storm, when investors are once again making investment decisions based upon rational investment analysis and research, the strong values of many of the securities in the marketplace will be better reflected in the quoted stock prices. In the meantime, we are working hard to ensure that the Fund is positioned well for what in the near term could continue to be turbulent times; however, we will take advantage of opportunities to purchase outstanding investments as they become available.

We thank all of our shareholders for their loyalty during this difficult period. We are totally dedicated to providing the kind of investment management services that our shareholders expect, and we are excited about the prosects of gaining back what has been lost during 1998. We are looking forward to reporting on our progress in forthcoming reports.



                                         Respectfully,

                                         /s/Charles vK. Carlson

                                         Charles vK. Carlson

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1998


COMMON STOCKS (63.75%)

      Shares                                                          Value

                 Banking (16.07%)

      31,000     BostonFed Bancorp, Inc.                         $     527,000
      36,000     Chase Manhattan Corp.                               1,557,000
      50,000     Columbia Bancorp, Inc.                                731,250
      89,728     Crestar Financial Corp.                             5,092,064
      50,000     Dime Bancorp, Inc.                                  1,265,625
      34,000     GA Financial, Inc.                                    520,625
      60,940     Long Island Bancorp, Inc.                           2,932,738
      15,000     Mercantile Bankshares Corp.                           421,875
      33,000    *PFF Bancorp, Inc.                                     503,250
      21,100     PS Financial, Inc.                                    243,969
      67,140     Patriot Bank Corp.                                    839,250
      16,500     Rocky Ford Financial Corp.                            212,437
      73,100     Staten Island Bancorp                               1,315,800
      28,600     Statewide Financial Corp.                             507,650
      57,487    *Sun Bancorp, Inc.                                   1,135,368
     164,800     Thistle Group Holdings                              1,503,800
      27,516     Union Planters Corp.                                1,382,679
                                                                    20,692,380

                 Business Services (1.36%)

      64,400     Standard Register Company                           1,750,875
                                                                     1,750,875

                 Construction/Engineering (1.52%)

     157,000    *Walter Industries                                   1,952,687
                                                                     1,952,687

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1998


COMMON STOCKS (CON'T)

      Shares                                                          Value

                 Consumer Products/Services (4.14%)

     179,066    *Bolle Inc.                                      $     671,497
      19,900     Genesee Corporation Class B                           524,863
     453,200    *Host Marriott Services                              4,135,450
                                                                     5,331,810

                 Electric Power (.16%)

      21,150    *Cogeneration Corporation of America                   203,569
                                                                       203,569

                 Energy Services (2.02%)

     125,500     Tidewater Inc.                                      2,604,125
                                                                     2,604,125

                 Financial Services (15.55%)

     452,000     AMRESCO Capital Trust                               4,378,750
     119,375     Anthracite Capital, Inc.                            1,014,688
     136,950     Chastain Capital Corporation                        1,472,213
      68,500    *ITLA Capital Corp.                                    941,875
     613,475     Imperial Credit Commercial Mortgage                 5,981,381
     284,800    *Long Beach Financial Corp.                          2,634,400
     210,850     Ocwen Asset Investment Corp.                        1,647,266
      60,200    *Ocwen Financial, Inc.                                 526,750
     100,000     Resource Asset Investment Trust                     1,425,000
                                                                    20,022,323

                         GREENSPRING FUND, INCORPORATED
                           	PORTFOLIO OF INVESTMENTS
	                              SEPTEMBER 30, 1998


COMMON STOCKS (CON'T)

      Shares                                                          Value

                 Instrumentation (3.41%)

     406,000   *!Barringer Technologies                           $  3,019,625
     179,900    *OSI Systems, Inc.                                   1,371,737
                                                                     4,391,362

                 Insurance (5.43%)

      75,000     PartnerRe Holdings, Ltd.                            3,004,687
     102,416     Reliastar Financial Corp.                           3,994,224
                                                                     6,998,911

                 Manufacturing (6.45%)

     297,500    *Griffon Corporation                                 2,603,125
     158,400     Rohn Industries, Inc.                                 306,900
     193,247    *Scott Technologies Class B                          2,246,496
     165,000     U.S. Industries, Inc.                               2,485,312
      29,110     Woodward Governor Company                             669,530
                                                                     8,311,363

                 Natural Resources (1.69%)

      32,500     Mitchell Energy & Development Corp. Cl. A             412,344
      79,380     Penn Virginia Corp.                                 1,741,399
       2,900     United States Lime & Minerals                          21,025
                                                                     2,174,768

                 Optical Products (1.96%)

     505,844    *Lumen Technologies                                  2,529,220
                                                                     2,529,220

                         GREENSPRING FUND, INCORPORATED
	                           PORTFOLIO OF INVESTMENTS
	                              SEPTEMBER 30, 1998


COMMON STOCKS (CON'T)

      Shares                                                          Value

                 Pharmaceutical (1.21%)

     173,600     Pharmaceutical Marketing Services                $  1,562,400
                                                                     1,562,400

                 Real Estate (2.78%)

     165,900    *Acadia Realty Trust                                   995,400
     168,645     The Town and Country Trust                          2,582,377
                                                                     3,577,777

                 Total Common Stocks (Cost $84,427,032)             82,103,570



PREFERRED STOCKS (7.69%)

                 Convertible Pfd. Stock (5.41%)

     409,515     Prime Retail, Inc., 8.50% Pfd. B                    6,961,755
                                                                     6,961,755

                 Non-Convertible Pfd. Stocks (2.28%)

       1,000     BankUnited Capital Trust, 10.25%, Series A          1,055,000
      94,500    *RB Asset, Inc., $3.75,  Series A                    1,890,000
                                                                     2,945,000

                 Total Pfd. Stocks (Cost $11,406,227)                9,906,755

                         GREENSPRING FUND, INCORPORATED
	                           PORTFOLIO OF INVESTMENTS
	                              SEPTEMBER 30, 1998


BONDS (20.27%)

    Principal
      Amount                                                        Value

                 Convertible Bonds (12.44%)

$ 1,268,000      Centertrust Retail Properties, 7.50%, 1/15/01  $  1,205,392
  6,055,000      Corporate Express, Inc., 4.50%, 7/1/00            5,510,050
  2,500,000      Emcor Group, 5.75%, 4/1/05                        2,097,918
  1,176,000      Kelley Oil & Gas Partners, Ltd.,
                 8.50%, 4/1/00                                     1,058,400
  1,590,000      Kelley Oil & Gas Partners, Ltd.,
                 7.875%, 12/15/99                                  1,482,675
    500,000      NovaCare, 5.50%, 1/15/00                            427,500
    700,000     +Pharmaceutical Marketing, 6.25%, 2/1/03             620,375
  3,900,000      The Learning Company, 5.50%, 11/1/00              3,617,250
                                                                  16,019,560

                 Non-Convertible Bonds (7.83%)

  2,445,000      Bay View Capital Corp., 9.125%, 8/15/07           2,432,775
  2,701,000      Homeland Stores, 10.00%, 8/1/03                   2,397,137
  1,800,000      Host Marriott Travel Plaza, 9.50%, 5/15/05        1,890,000
  1,000,000     +Life Savings Bank, 13.50%, 3/15/04                1,001,250
    400,000      Ocwen Financial, 11.875%, 10/1/03                   400,000
  1,855,000      USA Mobile, 14.00%, 11/1/04                       1,966,300
                                                                  10,087,462

                 Total Bonds (Cost $26,667,035)                   26,107,022

                         GREENSPRING FUND, INCORPORATED
	                           PORTFOLIO OF INVESTMENTS
	                              SEPTEMBER 30, 1998


COMPANIES IN LIQUIDATION (3.14%)

      Shares/
     Principal
      Amount                                                          Value

     275,196   *!Atlantic Realty Trust                          $    2,304,766
     581,450   *!Hi Shear Industries, Inc.                           1,562,647
   2,900,000    *Lomas Mortgage USA, Class 3 Claim                     174,000

                 Total Companies in Liquidation
                  (Cost $4,519,233)                                  4,041,413


SHORT-TERM INVESTMENTS (4.14%)

                 Temporary Investment Fund, Inc.                     5,335,193

                 Total Short-Term Investments
                  (Cost $5,335,193)                                  5,335,193

                 Total Investments in Securities (98.99%)
                  (Cost $132,354,720)                              127,493,953

                 Other Assets Less Liabilities (1.01%)               1,290,854

                 Total Net Assets (100%)                          $128,784,807


*Non-income producing securities
+144A security, representing 1.26% of net assets
!Non-controlled affiliated issuer

                         GREENSPRING FUND, INCORPORATED
                          PERFORMANCE SINCE INCEPTION

                HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

                                    <CHART>

                              7/1/83       $10,000
                            12/31/83        11,223
                            12/31/84        12,692
                            12/31/85        15,238
                            12/31/86        17,668
                            12/31/87        19,304
                            12/31/88        22,389
                            12/31/89        24,762
                            12/31/90        23,149
                            12/31/91        27,626
                            12/31/92        32,190
                            12/31/93        36,906
                            12/31/94        37,952
                            12/31/95        45,082
                            12/31/96        55,291
                            12/31/97        68,532
                             9/30/98        54,582

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual returns for the one, five and ten year periods ended September 30, 1998 were -19.10%, 8.24% and 9.39%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                         Greenspring Fund, Incorporated
                         2330 West Joppa Road, Suite 110
                              Lutherville, MD 21093
                                 (410) 823-5353
                                 (800) 366-3863

                                   DIRECTORS
                         Charles vK. Carlson, Chairman
                               William E. Carlson
                                  David T. Fu
                               Michael J. Fusting
                               Michael T. Godack
                              Richard Hynson, Jr.

                                   OFFICERS
                              Charles vK. Carlson
                      President and Chief Executive Officer

                               Michael T. Godack
                Sr. Vice President and Chief Compliance Officer

                               Michael J. Fusting
                 Sr. Vice President and Chief Financial Officer

                              Elizabeth C. Agresta
                             Secretary and Treasurer


                               INVESTMENT ADVISOR
                        Key Equity Management Corporation
                         2330 West Joppa Road, Suite 108
                            Lutherville, MD 21093-7207

                                 TRANSFER AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 576-7498

                                    CUSTODIAN
                                     PNC Bank
                             Airport Business Center
                           200 Stevens Drive, Suite 440
                                 Lester, PA 19113

                              INDEPENDENT ACCOUNTANTS
                             PriceWaterhouseCoopers LLP
                                250 W. Pratt Street
                              Baltimore, MD 21201-2304

                                   LEGAL COUNSEL
                        DeMartino Finkelstein Rosen & Virga
                          1818 N Street, N.W., Suite 400
                            Washington, DC 20036-2492